 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2014

MANPOWERGROUP INC.
(Exact name of registrant as specified in its charter)

Wisconsin	1-10686	39-1672779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Manpower Place
Milwaukee, Wisconsin	53212
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (414) 961-1000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers;

On December 11, 2014, Marc J. Bolland notified the Company that he was resigning from the Company’s Board of Directors, effective February 11, 2015 to pursue other opportunities.  Mr. Bolland indicated that his decision to resign was not a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

The press release issued by the Company announcing Mr. Bolland’s decision is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.                        Exhibits .

Exhibit No.	Description
99.1	Press Release dated December 11, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANPOWERGROUP INC.
Dated: December 15, 2014	By:	/s/ Richard Buchband
	Name:	Richard Buchband
	Title:	Senior Vice President, General Counsel and Secretary

Exhibit Index

99.1	Press Release dated December 11, 2014.